Exhibit 10.4.2

SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT

SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, dated as of January 11, 2018 (this “Second Amendment”), among PIPELINE CYNERGY HOLDINGS, LLC, a Delaware limited liability company (“PCH”), PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, a Delaware limited liability company (“Priority Institutional”), PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, a Georgia limited liability company (“PPSH” or the “Borrower Representative”, and PPSH, together with PCH and Priority Institutional, the “Borrowers” and each individually, a “Borrower”), PRIORITY HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), as a Guarantor, the other Guarantors party hereto, each 2018 Converting Lender (as defined below) party hereto, each New 2018 Refinancing Term Lender (as defined below) party hereto, each 2018 Incremental Term Loan Lenders party hereto, each Revolving Credit Lender party hereto and SUNTRUST BANK, as administrative agent under the Credit Agreement referred to below (in such capacity, including any of its permitted successors and assigns, the “Administrative Agent”), as Collateral Agent and as designated 2018 fronting lender (in such capacity, the “Designated 2018 Fronting Lender”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers have entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among the Borrowers, Holdings, the other Guarantors party thereto from time to time, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), and SunTrust Bank, as Administrative Agent, an Issuing Bank, Swing Line Lender and Collateral Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.25 of the Credit Agreement, the Borrowers wish to amend the Credit Agreement to enable them to incur Refinancing Term Commitments in an aggregate amount of $198,000,000.00 (the “2018 Refinancing Term Commitments”), to (i) prepay in full all outstanding Initial Term Loans on the 2018 Refinancing Effective Date (the “Refinanced Term Loans”), (ii) pay all accrued and unpaid interest with respect to all Initial Term Loans on the 2018 Refinancing Effective Date (as defined below) and (iii) pay all fees and expenses incurred in connection with this Second Amendment;

WHEREAS, each new Lender agrees to make available 2018 Refinancing Term Loans (as defined below) to the Borrowers on the 2018 Refinancing Effective Date on the terms and conditions set forth herein and in an amount equal to the amount set forth opposite its name on Exhibit A hereto (such Lender providing for 2018 Refinancing Term Loans, a “2018 Refinancing Term Lender”);

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower Representative has delivered an Incremental Loan Request to the Administrative Agent requesting that lenders (each such lender, a “2018 Incremental Term Loan Lender” ) make a Term Loan Increase as defined in the Credit Agreement (hereinafter referred to as the “2018 Incremental Term Loans”) to the Borrowers on the 2018 Incremental Amendment Effective Date (as defined below) in an aggregate principal amount of $67,500,000 and the Administrative Agent, Holdings, the Borrowers and each 2018 Incremental Term Loan Lender have agreed, upon the terms and subject to the conditions hereinafter set forth, to amend the Credit Agreement to provide for such 2018 Incremental Term Loans from the 2018 Incremental Term Loan Lenders as set forth below, which 2018 Incremental Term Loans will be (x) added to (and constitute a part of) the Initial Term Loans and (y) used, together with up to $3,800,000 of cash on hand, (i) to make the Special Dividend (as defined below) and (ii) pay certain fees, premiums, costs and expenses incurred in connection with the foregoing transactions (including, for the avoidance of doubt, the fees and expenses related to this Second Amendment and the other agreements, instruments and documents to be exectued and delivered in connection with this Second Amendment and the incurrence of the 2018 Incremental Term Loans);

WHEREAS, the parties hereto have agreed, subject to the conditions to effectiveness set forth in (x) Section 4(a) hereof, to amend certain terms of the Credit Agreement to (i) reduce the Applicable Margin applicable to the Initial Term Loans and Revolving Loans, and (ii) make certain other modifications to the Credit Agreement set forth herein and (y) Section 4(b) hereof, to (i) amend certain terms of the Credit Agreement to provide for the incurrence of the 2018 Incremental Term Loans (as defined below) and (ii) permit the making of a Restricted Payment (the “Special Dividend”) by the Borrowers in connection with the acquisition of Capital Stock from certain equityholders by Holdings (or a direct or indirect parent thereof); and

WHEREAS, pursuant to the engagement letter (the “2017 Engagement Letter”), dated as of December 1, 2017 among Holdings and SunTrust Robinson Humphrey, Inc. (“STRH”), STRH shall act as sole lead arranger and sole bookrunner with respect to this Second Amendment and the 2018 Incremental Term Loans contemplated hereby;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.          Rules of Construction. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Second Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.          Refinancing Amendment.

(a)           Subject to the satisfaction (or waiver in writing) of the conditions set forth in Section 4(a) hereof, the Credit Agreement is hereby amended as follows:

(i)            Subject to the terms and conditions set forth herein, each 2018 Refinancing Term Lender severally agrees to make 2018 Refinancing Term Loans available to the Borrowers on the 2018 Refinancing Effective Date in an amount equal to the amount set forth opposite its name on Exhibit A hereto. On the 2018 Refinancing Effective Date, (x) the Refinanced Term Loans will be repaid in full, (y) all outstanding Obligations in respect of the Refinanced Term Loans shall have been repaid in full and (z) each Term Lender that is not also a 2018 Refinancing Term Lender will cease to be a Term Lender. It is understood and agreed that (x) the 2018 Refinancing Term Loans being made pursuant to this Second Amendment shall constitute “Refinancing Term Loans” as defined in the Credit Agreement and pursuant to Section 2.25 of the Credit Agreement and (y) the Refinanced Term Loans being refinanced shall constitute “Refinanced Debt” as defined in the Credit Agreement and pursuant to Section 2.25 of the Credit Agreement. The 2018 Refinancing Term Loans shall be on terms substantially identical to the Refinanced Term Loans (including as to maturity, Guarantors, Collateral (and ranking) and payment priority) or (taken as a whole) not more favorable to the 2018 Refinancing Term Lenders than the terms of the Refinanced Term Loans and such terms are set forth in the Credit Agreement and the other Credit Documents as modified by this Second Amendment (including as to Applicable Margin, fees and call protection).

(ii)           The Administrative Agent has notified each 2018 Refinancing Term Lender of its allocated 2018 Refinancing Term Commitment, and each 2018 Refinancing Term Lender, by providing its 2018 Refinancing Term Commitment and/or agreeing to the Term Loan Conversions (as defined below), as applicable, has consented to the terms of this Second Amendment and, in the case of any New 2018 Refinancing Term Lender not a party to the Second Amendment, shall become a party to the Credit Agreement (as amended by this Section 2 of this Second Amendment) pursuant to one or more Assignment Agreements. On the 2018 Refinancing Effective Date, all then outstanding Refinanced Term Loans shall be refinanced in full as follows:

(A)	the outstanding aggregate principal amount of Refinanced Term Loans of each Initial Term Lender which (i) is an existing Initial Term Lender under the Credit Agreement with respect to Refinanced Term Loans immediately prior to giving effect to this Section 2 of this Second Amendment (each, an “Existing Lender”) and (ii) is not a 2018 Converting Lender (a Lender meeting the requirements of the immediately preceding clauses (i) and (ii), each, a “Non-Converting Lender”) shall be repaid in full in cash with respect to its Refinanced Term Loans with the proceeds of the 2018 Refinancing Term Loans;

(B)	to the extent any Existing Lender has a 2018 Refinancing Term Commitment that is less than its full outstanding aggregate principal amount of Refinanced Term Loans, such Existing Lender shall be repaid in full in cash in an amount equal to the difference between the outstanding aggregate principal amount of Refinanced Term Loans of such Existing Lender and such Existing Lender’s 2018 Refinancing Term Commitment (the “Non-Converting Portion”);

(C)	the outstanding aggregate principal amount of Refinanced Term Loans of each Existing Lender that has a 2018 Refinancing Term Commitment (each, a “2018 Converting Lender”) shall automatically be converted into 2018 Refinancing Term Loans (each, a “Converted 2018 Refinancing Term Loan”) in a principal amount equal to such 2018 Converting Lender’s outstanding Refinanced Term Loans less an amount equal to such 2018 Converting Lender’s Non-Converting Portion of such 2018 Converting Lender’s Refinanced Term Loans, if any (the “Term Loan Conversion”); and

(D)

(1) each Person that is either a Non-Converting Lender or is not an Existing Lender, in each case, with a 2018 Refinancing Term Commitment (each, a “New 2018 Refinancing Term Lender”) and (2) each 2018 Converting Lender with a 2018 Refinancing Term Commitment in an amount in excess of the outstanding aggregate principal amount of Refinanced Term Loans of such 2018 Converting Lender (any such difference as to such 2018 Converting Lender, a “New 2018 Refinancing Term Commitment”), agrees to make to the Borrowers a new Term Loan (each, a “New 2018 Refinancing Term Loan” and, collectively, the “New 2018 Refinancing Term Loans” and, together with the Converted 2018 Refinancing Term Loans, the “2018 Refinancing Term Loans”) in a principal amount equal to such New 2018 Refinancing Term Lender’s 2018 Refinancing Term Commitment  or such 2018 Converting Lender’s New 2018 Refinancing Term Commitment, as the case may be, on the 2018 Refinancing Effective Date.

(iii)          Each 2018 Refinancing Term Lender hereby agrees to “fund” its 2018 Refinancing Term Loans in an aggregate principal amount equal to such 2018 Refinancing Term Lender’s 2018 Refinancing Term Commitment as follows:

(A)	each 2018 Converting Lender shall fund its Converted 2018 Refinancing Term Loans to the Borrowers by converting its then outstanding principal amount of Refinanced Term Loans (other than such 2018 Converting Lender’s Non-Converting Portion, if any) into a Converted 2018 Refinancing Term Loan in an equal principal amount as provided in clause (ii)(C) above;

(B)	(1) each 2018 Converting Lender with a New 2018 Refinancing Term Commitment shall fund in cash an amount equal to its New 2018 Refinancing Term Commitment to the Designated 2018 Fronting Lender and (2) each New 2018 Refinancing Term Lender that is not a party to this Second Amendment shall fund in cash an amount equal to its 2018 Refinancing Term Commitment to the Designated 2018 Fronting Lender; and

(C)	(1) each New 2018 Refinancing Term Lender that is a party to the Second Amendment shall fund in cash to the Borrowers an amount equal to such New 2018 Refinancing Term Lender’s 2018 Refinancing Term Commitment and (2) the Designated 2018 Fronting Lender shall fund in cash to the Borrowers, on behalf of each 2018 Converting Lender with a New 2018 Refinancing Term Commitment and each New 2018 Refinancing Term Lender that is not a party to this Second Amendment with a 2018 Refinancing Term Commitment an amount equal to (1) in the case of a 2018 Converting Lender, such 2018 Converting Lender’s New 2018 Refinancing Term Commitment or (2) in the case of a New 2018 Refinancing Term Lender that is not a party to this Second Amendment, such New 2018 Refinancing Term Lender’s 2018 Refinancing Term Commitment.

(iv)         The Converted 2018 Refinancing Term Loans subject to the Term Loan Conversion shall be allocated ratably to the outstanding Borrowings of Refinanced Term Loans (based upon the relative principal amounts of Borrowings of Refinanced Term Loans subject to different Interest Periods immediately prior to giving effect thereto). Each resulting “borrowing” of Converted 2018 Refinancing Term Loans shall constitute a new “Borrowing” under the Credit Agreement and be subject to the same Interest Period applicable to the Borrowing of Refinanced Term Loans to which it relates, which Interest Period shall continue in effect until such Interest Period expires and a new Type of Borrowing is selected in accordance with the provisions of Section 2.02 of the Credit Agreement. New 2018 Refinancing Term Loans shall be initially incurred pursuant to a single “borrowing” of LIBOR Rate Loans which shall be allocated to the outstanding “deemed” Borrowing of Converted 2018 Refinancing Term Loans on the 2018 Refinancing Effective Date. Each such “borrowing” of New 2018 Refinancing Term Loans shall (i) be added to (and made a part of) the related deemed Borrowing of Converted 2018 Refinancing Term Loans and (ii) be subject to (x) an Interest Period which commences on the 2018 Refinancing Effective Date and ends on the last day of the Interest Period applicable to the related deemed Borrowing of Converted 2018 Refinancing Term Loans to which it is added and (y) the same LIBOR Rate applicable to such deemed Borrowing of Converted 2018 Refinancing Term Loans to which it is added.

(v)          The Borrowers shall pay in cash (x) on the 2018 Refinancing Effective Date, all accrued but unpaid interest owing with respect to the Refinanced Term Loans through the 2018 Refinancing Effective Date and (y) within fifteen (15) days of written request by each Non- Converting Lender and each 2018 Converting Lender with a Non-Converting Portion, any loss, expense or liability due under Section 2.17(c) of the Credit Agreement (it being understood that existing Interest Periods of the Refinanced Term Loans held by 2018 Refinancing Term Lenders prior to the 2018 Refinancing Effective Date shall continue on and after the 2018 Refinancing Effective Date pursuant to preceding clause (iv) and shall accrue interest in accordance with Section 2.07 of the Credit Agreement on and after the 2018 Refinancing Effective Date). Notwithstanding anything to the contrary in clause (y) of the immediately preceding sentence, each 2018 Converting Lender hereby waives any entitlement or claim to any loss, expense or liability due under Section 2.17(c) of the Credit Agreement with respect to the repayment or conversion of the Refinanced Term Loans it holds as an Existing Lender, which have been replaced or repaid with 2018 Refinancing Term Loans on the 2018 Refinancing Effective Date.

(vi)         Each 2018 Refinancing Term Lender and the Administrative Agent acknowledge that all notice requirements set forth in the Credit Agreement with respect to the refinancing contemplated by this Second Amendment have been satisfied and that this Section 2 of this Second Amendment constitutes a Refinancing Amendment in accordance with Section 2.25 of the Credit Agreement.

(vii)        Promptly following the 2018 Refinancing Effective Date, all Notes, if any, evidencing the Refinanced Term Loans shall be cancelled and returned to the Borrower Representative, and any 2018 Refinancing Term Lender may request that its 2018 Refinancing Term Loans be evidenced by a Note pursuant to Section 2.06(c) of the Credit Agreement.

(viii)       Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the New 2018 Refinancing Term Loans (if any) will be used solely to repay the outstanding principal amount of Refinanced Term Loans of Non-Converting Lenders (if any) and outstanding principal amount of Refinanced Term Loans of 2018 Converting Lenders in an amount equal to any applicable Non-Converting Portion (if any) of such 2018 Converting Lenders’ Refinanced Term Loans, in each case, on the 2018 Refinancing Effective Date.

(ix)          On the 2018 Refinancing Effective Date (after giving effect to this Section 2 of this Second Amendment), the aggregate outstanding principal amount of the 2018 Refinancing Term Loans shall be $198,000,000.

(x)           Immediately after giving effect to the incurrence of the 2018 Refinancing Term Loans, in accordance with Section 10.05 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(A)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Margin” as follows:

““Applicable Margin” means a percentage per annum equal to: (i) with respect to Initial Term Loans, (A) in the case of LIBOR Rate Loans, 5.00% per annum and (B) in the case of Base Rate Loans, 4.00% per annum; and (ii) with respect to Revolving Loans, Swing Line Loans (which are to be maintained solely as Base Rate Loans), unused Revolving Commitments and Letter of Credit fees, (A) for LIBOR Rate Loans and Letter of Credit fees, 5.00% per annum, (B) for Base Rate Loans, 4.00% per annum and (C) for unused commitment fees, 0.50%. Notwithstanding the foregoing, (w) the Applicable Margin in respect of any Class of Extended Revolving Credit Commitments or any Extended Term Loans or Revolving Loans or Swing Line Loans made pursuant to any Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Extension Amendment, (x) the Applicable Margin in respect of any Class of Incremental Term Loans shall be the applicable percentages per annum set forth in the relevant Incremental Amendment, (y) the Applicable Margin in respect of any Class of Refinancing Revolving Credit Commitments, any Class of Refinancing Revolving Loans or any Class of Refinancing Term Loans shall be the applicable percentages per annum set forth in the relevant Refinancing Amendment and (z) in the case of the Term Loans and any Class of Incremental Term Loans, the Applicable Margin shall be increased as, and to the extent, necessary to comply with the provisions of Sections 2.24, 6.01(u), 6.01(w) and 6.01(x).”

(B)	Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

““2018 Incremental Amendment Effective Date” shall have the meaning specified in the Second Amendment.”

““2018 Refinancing Effective Date” shall have the meaning specified in the Second Amendment.”

““2018 Refinancing Term Lender” shall have the meaning specified in the Second Amendment.”

““Designated 2018 Fronting Lender” shall have the meaning specified in the Second Amendment.”

““Refinanced Term Loans” has the meaning specified in the Second Amendment.”

““Second Amendment” means that certain Second Amendment to the Credit and Guaranty Agreement, dated as of January 11, 2018, among the Borrowers, Holdings, the other Guarantors party thereto, the 2018 Converting Lenders party thereto, the 2018 Refinancing Term Lenders party thereto, the 2018 Incremental Term Loan Lenders party thereto, the Revolving Credit Lender, the Administrative Agent, Collateral Agent and the Designated 2018 Fronting Lender.”

““Special Dividend” has the meaning set forth in the Second Amendment.”

(C)	Section 2.10(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)          In connection with any Repricing Transaction consummated on or prior to the six (6) month anniversary of the 2018 Refinancing Effective Date, the Borrowers shall pay to each Term Lender a fee equal to its Pro Rata Share of the Repricing Premium.”

(D)	Section 5.19 of the Credit Agreement is hereby amended by inserting the following new clause (f) at the end thereof:

“(f)          The 2018 Refinancing Term Loans shall be used by the Borrowers to (i) repay in full all outstanding Initial Term Loans on the 2018 Refinancing Effective Date, (ii) pay all accrued and unpaid interest in respect of such Initial Term Loans and (iii) pay all fees and expenses incurred in connection therewith.”

(E)	Section 6.05(a)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(v)         so long as no Event of Default shall have occurred and be continuing or shall be caused thereby, any Borrower and its Restricted Subsidiaries may make Restricted Payments or otherwise transfer funds to Holdings utilized for the repurchase, redemption or other acquisition or retirement for value of any Capital Stock of Holdings held by any current or former officer, director, employee or consultant of such Borrower or any of its Restricted Subsidiaries, or his or her estate, spouse, former spouse, or family member (or for the payment of principal or interest on any Indebtedness issued in connection with such repurchase, redemption or other acquisition) in each case, pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement or benefit plan of any kind; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock in any Fiscal Year may not exceed the greater of (x) $6,000,000 and (y) 12.5% of Consolidated Adjusted EBITDA determined at the time of incurrence of such repurchase, redemption, acquisition or retirement of Capital Stock (calculated on a Pro Forma Basis) as of the last day of the most recently ended Test Period;”

(F)	Section 6.05(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vii)       on or within three Business Days of the 2018 Incremental Amendment Effective Date, the Borrowers may make the Special Dividend using the net cash proceeds of the 2018 Incremental Term Loans and cash on hand to Holdings (or a direct or indirect parent thereof) to repurchase Capital Stock from certain equityholders in an aggregate amount not to exceed $70,000,000 so long as no Default or Event of Default shall have occurred and be continuing or shall be caused thereby;”

SECTION 3.           Incremental Amendment.

(a)           Subject to the satisfaction (or waiver in writing) of the conditions set forth in Section 4(b) hereof, each 2018 Incremental Term Loan Lender on the 2018 Incremental Amendment Effective Date hereby severally agrees to provide the 2018 Incremental Term Loan Commitments. Each 2018 Incremental Term Loan Commitment provided pursuant to this Section 3 of this Second Amendment shall be subject to all of the terms and conditions set forth in the Credit Agreement, including, without limitation, Sections 2.01(a)(ii) and 2.24 thereof. The 2018 Incremental Term Loan Lenders party hereto, the Administrative Agent and each Credit Party agree that this Section 3 of this Second Amendment is necessary and appropriate, in each of their reasonable opinions, to effect the provisions of Section 2.24 of the Credit Agreement and shall constitute an “Incremental Amendment” pursuant to and in accordance with Section 2.24(f) of the Credit Agreement.

(b)           Upon the occurrence of the 2018 Incremental Amendment Effective Date, each 2018 Incremental Term Loan Lender party hereto (i) shall be obligated to make the 2018 Incremental Term Loans as provided in this Section 3 of this Second Amendment on the terms, and subject to the conditions, set forth in this Second Amendment and (ii) to the extent provided in this Second Amendment, shall have the rights and obligations of a Lender thereunder and under the other applicable Credit Documents.

(c)           Each Borrower acknowledges and agrees that (i) all 2018 Incremental Term Loans made pursuant to this Section 3 of this Second Amendment constitute and form part of the Obligations, (ii) it shall be liable for all Obligations with respect to all 2018 Incremental Term Loans made pursuant to this Section 3 of this Second Amendment and (iii) all such Obligations (including all such 2018 Incremental Term Loans) shall be entitled to the benefits of the Collateral Documents and each Guaranty.

(d)           The 2018 Incremental Term Loan Commitments of the 2018 Incremental Term Loan Lenders shall automatically terminate upon the funding of the 2018 Incremental Term Loan Lenders on the 2018 Incremental Amendment Effective Date.

(e)          The definition of “Initial Term Loans” is hereby amended and restated in its entirety as follows:

““Initial Term Loans” shall mean (a) prior to the 2018 Incremental Amendment Effective Date and the making of the 2018 Incremental Term Loans pursuant to the Second Amendment, an extension of term loans made by the Term Lenders to the Borrowers pursuant to Section 2.01(a) on the Closing Date and (b) on and after the 2018 Incremental Amendment Effective Date and upon the making of the 2018 Incremental Term Loans pursuant to the Second Amendment, the term loans referenced in the immediately preceding clause (a) and the 2018 Incremental Term Loans made pursuant to, and as defined in, the Second Amendment.”

(f)           The definition of “Term Loan Commitment” is hereby amended and restated in its entirety as follows:

““Term Loan Commitment” means the commitment of a Lender to make any Term Loan hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.12 or Section 2.13 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment Agreement, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension Amendment. The aggregate amount of the Term Loan Commitments as of the Closing Date is $200,000,000. The aggregate amount of Term Loan Commitments as of the 2018 Incremental Amendment Effective Date is $67,500,000. The amount of each Lender’s Term Loan Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement, Incremental Amendment, Extension Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed, increased or decreased its Term Loan Commitment, as the case may be.”

(g)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

““2018 Incremental Term Loan Commitments” means, as to each 2018 Incremental Term Loan Lender, its obligation to make 2018 Incremental Term Loans to the Borrowers on the 2018 Incremental Amendment Effective Date, in the amount set forth opposite the 2018 Incremental Term Loan Lender’s name on Exhibit B to the Second Amendment.”

““2018 Incremental Term Loan Lender” means, at any time, any Lender that has a 2018 Incremental Term Loan Commitment or a 2018 Incremental Term Loan at such time.”

““2018 Incremental Term Loans” has the meaning set forth in the Second Amendment.”

(h)           Section 2.11(a)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)          Term Loans.

(i) Borrowers (on a joint and several basis) shall repay to Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with March 31, 2018, an aggregate principal amount equal to $670,455.00 (in each case, which payments shall be adjusted from time to time as a result of the application of prepayments in accordance with Sections 2.12, 2.13 and 10.05(c)(iv)), together, in each case, with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment and (B) on the Maturity Date for such Class of Initial Term Loans, the aggregate principal amount of all Initial Term Loans of such Class outstanding on such date.”

(i)           The parties hereto acknowledge and agree that for purposes of calculating the Yield on Initial Term Loans pursuant to Section 2.24(e)(iii) of the Credit Agreement, the 2018 Incremental Term Loans and the Initial Term Loans incurred on the Closing Date shall be deemed to have an identical Yield equal to the Yield then in effect with respect to the Initial Term Loans incurred on the Closing Date, notwithstanding the differential in the upfront fees or original issue discount paid to any Additional Lender in respect of any 2018 Incremental Term Loans on the 2018 Incremental Amendment Effective Date and the Initial Term Lenders in respect of the Initial Term Loans on the Closing Date.

SECTION 4.          Conditions of Effectiveness of this Second Amendment.

(a)          The Refinancing Amendment shall become effective (the “2018 Refinancing Effective Date”) immediately when the following conditions in this Section 4(a) shall have been satisfied (or waived by the parties hereto, which waiver may be concurrent with the satisfaction of the other conditions specified below):

(i)           There shall have been delivered to Administrative Agent from Holdings, the Borrower Representative, each other Credit Party, each 2018 Converting Lender, each 2018 Refinancing Term Lender, each Revolving Credit Lender, each 2018 Incremental Term Loan Lender and the Designated 2018 Fronting Lender, an executed counterpart of this Second Amendment on the 2018 Refinancing Effective Date.

(ii)          The Administrative Agent shall have received a fully executed Funding Notice, in accordance with the requirements of Section 2.02(a) of the Credit Agreement.

(iii)         The Administrative Agent shall have received a Note or Notes duly executed by the Borrowers in favor of any Lender requesting the same at least two (2) Business Days prior to the 2018 Refinancing Effective Date.

(iv)         The Borrower Representative shall have delivered to the Administrative Agent a certificate of each Credit Party dated as of the 2018 Refinancing Effective Date signed by an Authorized Officer of such Credit Party certifying that the conditions in Section 4(a)(viii) hereof and those set forth in Section 2.25 of the Credit Agreement have been satisfied as of the 2018 Refinancing Effective Date.

(v)          The Administrative Agent shall have received:

(A)

a certificate of the secretary or assistant secretary on behalf of each Credit Party dated the 2018 Refinancing Effective Date, certifying (A) that attached thereto is a satisfactory copy of each Organizational Document of each Credit Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official of the state of its organization; (B) as to the signature and incumbency of the officers of such Person executing this Second Amendment or any other document or instrument delivered in connection therewith on behalf of such Credit Party (together with a certification by another officer or authorized Person as to the signature and incumbency of the Person executing the certificate in this clause (v)(A)); (C) that attached thereto is a true and complete copy of resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Second Amendment, certified as of the 2018 Refinancing Effective Date by its secretary or an assistant secretary as being in full force and effect without modification, rescission or amendment; and (D) as to the good standing certificate (or certificate of similar effect or purpose) from the applicable Governmental Authority of each Credit Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the 2018 Refinancing Effective Date; provided that in the case of the immediately preceding clauses (A) and (B), such documents shall not be required to be delivered if such certificate includes a certification by such officer that the applicable Organizational Document delivered to the Administrative Agent in connection with the funding of Initial Term Loans on the Closing Date remains in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date; and

(B)	a “bring down” good standing certificate dated as of the 2018 Refinancing Effective Date, as reasonably required by Administrative Agent.

(vi)         The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the 2018 Refinancing Term Lenders and the 2018 Incremental Term Loan Lenders, a customary opinion of Schulte Roth & Zabel LLP, counsel to the Credit Parties, as to matters of New York and Delaware law with respect to the Credit Parties, and Maynard Cooper & Gale, P.C., special Georgia counsel for the Credit Parties, in each case, dated as of the 2018 Refinancing Effective Date and addressed to the Administrative Agent, Collateral Agent and each 2018 Refinancing Term Lender, in form and substance reasonably satisfactory to Administrative Agent and covering matters concerning the Credit Parties and the Credit Documents as Administrative Agent may reasonably request (and as each Credit Party hereby instructs such counsel to deliver such opinions to the Administrative Agent and the 2018 Refinancing Term Lenders).

(vii)        Contemporaneous with the 2018 Refinancing Effective Date, the Borrowers shall pay all fees and expenses due to the Lead Arranger and the Administrative Agent related to the Refinancing Amendment (including invoiced reasonable and out-of-pocket legal fees and expenses of one counsel to the Lead Arranger and the Administrative Agent) and required to be paid pursuant to this Second Amendment and the 2017 Engagement Letter, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date (except as otherwise reasonably agreed by the Borrower Representative).

(viii)       The representations and warranties contained in this Second Amendment and in the other Credit Documents shall be true and correct in all material respects on and as of the 2018 Refinancing Effective Date to the same extent as though made on and as of that date (unless any such representation and warranty is qualified as to materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (unless any such representation and warranty is qualified as to materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects).

(ix)          Concurrently with the making of the 2018 Refinancing Term Loans, the Borrowers shall have paid to the Administrative Agent for the account of each Lender with outstanding Initial Term Loans on, and immediately prior to, the 2018 Refinancing Effective Date all accrued but unpaid interest owing with respect to such Initial Term Loans to the 2018 Refinancing Effective Date.

(x)            Concurrently with the incurrence of the 2018 Refinancing Term Loans, all outstanding Initial Term Loans as of the 2018 Refinancing Effective Date (immediately prior to giving effect thereto) shall have been repaid.

(b)           The Incremental Amendment shall become effective (the “2018 Incremental Amendment Effective Date”) immediately when the following conditions in this Section 4(b) shall have been satisfied (or waived by the parties hereto, which waiver may be concurrent with the satisfaction of the other conditions specified below):

(i)             The Administrative Agent shall have received a fully executed Funding Notice, in accordance with the requirements of Section 2.02(a) of the Credit Agreement.

(ii)            The Administrative Agent shall have received a Note or Notes duly executed by the Borrowers in favor of each 2018 Incremental Term Loan Lender requesting the same at least two (2) Business Days prior to the 2018 Incremental Amendment Effective Date.

(iii)           The Borrower Representative shall have delivered to the Administrative Agent a certificate of each Credit Party dated as of the 2018 Incremental Amendment Effective Date signed by an Authorized Officer of such Credit Party certifying that the conditions in Section 4(b)(v), (b)(vi) and (b)(vii) hereof and those set forth in Section 2.24 of the Credit Agreement have been satisfied as of the 2018 Incremental Amendment Effective Date.

(iv)          The Administrative Agent shall have received a Solvency Certificate in the form of Exhibit G-2 of the Credit Agreement, dated as of the 2018 Refinancing Effective Date and signed by an Authorized Officer of Holdings, and in form, scope and substance reasonably satisfactory to Administrative Agent, with appropriate attachments and demonstrating that after giving effect to the consummation of Section 3 of this Second Amendment on the 2018 Incremental Amendment Effective Date, the Credit Parties, on a consolidated basis, are and will be Solvent.

(v)            As of the 2018 Incremental Amendment Effective Date, after giving Pro Forma Effect to the making of the 2018 Incremental Term Loans pursuant to Section 3 of this Second Amendment, the First Lien Net Leverage Ratio, calculated as of the last day of the most recently ended Test Period and without “netting” the Cash proceeds of any such Indebtedness, does not, and will not, exceed 4.25:1.00.

(vi)          The representations and warranties contained in this Second Amendment and in the other Credit Documents shall be true and correct in all material respects on and as of the 2018 Incremental Amendment Effective Date to the same extent as though made on and as of that date (unless any such representation and warranty is qualified as to materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (unless any such representation and warranty is qualified as to materiality or Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects).

(vii)         As of such 2018 Incremental Amendment Effective Date, no event shall have occurred and be continuing or would result from the consummation of Section 3 of this Second Amendment and the incurrence of 2018 Incremental Term Loans that would constitute a Default or an Event of Default.

(viii)        The Borrowers shall have paid to the Administrative Agent for the ratable benefit of each 2018 Incremental Term Loan Lender, an upfront fee in an amount up to 0.50% of the aggregate amount of 2018 Incremental Term Loans held by such 2018 Incremental Term Loan Lender on the 2018 Incremental Amendment Effective Date, with each such payment to be earned by, and payable to, each such Lender on the 2018 Incremental Amendment Effective Date. At the option of the Lead Arranger, this upfront fee may be structured as original issue discount.

(ix)           Concurrently with the funding of the 2018 Incremental Term Loans, the Borrowers shall have paid to the Administrative Agent for the account of each Term Lender with outstanding Initial Term Loans on, and immediately prior to, the 2018 Incremental Amendment Effective Date, all accrued but unpaid interest owing with respect to such Initial Term Loans through the 2018 Incremental Amendment Effective Date.

(x)            Contemporaneous with the 2018 Incremental Amendment Effective Date, the Borrowers shall pay all fees and expenses due to the Lead Arranger and the Administrative Agent related to the Incremental Amendment (including invoiced reasonable and out-of-pocket legal fees and expenses of one counsel to the Lead Arranger and the Administrative Agent) and required to be paid pursuant to this Second Amendment and the 2017 Engagement Letter, to the extent invoiced at least one (1) Business Day prior to the 2018 Incremental Amendment Effective Date (except as otherwise reasonably agreed by the Borrower Representative).

(xi)           The Administrative Agent shall have received a copy of the amendment to the Subordinated Credit Agreement (the “Subordinated Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(xii)          The effectiveness of the Subordinated Credit Agreement Amendment shall have occurred or shall occur concurrently with the 2018 Incremental Amendment Effective Date.

SECTION 5.          Representations and Warranties. To induce the other parties hereto to enter into this Second Amendment, each Credit Party represents and warrants to each other party party to this Second Amendment, as of the 2018 Refinancing Effective Date or the 2018 Incremental Amendment Effective Date, as applicable, that:

(a)            each Credit Party party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Second Amendment and the Credit Agreement (as amended by this Second Amendment), in each case, to which it is a party and to carry out the transactions contemplated thereby;

(b)           the execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto;

(c)            this Second Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(d)           each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the 2018 Refinancing Effective Date or the 2018 Incremental Amendment Effective Date, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(e)            the execution, delivery and performance by such Credit Party of this Second Amendment will not conflict with or contravene the terms of the Credit Agreement.

SECTION 6.          Consent.

(a)            The Borrower Representative and the Administrative Agent hereby consent to the assignment of any 2018 Refinancing Term Loans or 2018 Incremental Term Loans pursuant to and in connection with the terms of this Second Amendment to the extent such consent would be required under Section 10.06 of the Credit Agreement for an assignment of 2018 Refinancing Term Loans or 2018 Incremental Term Loans to any Eligible Assignee, in each case, to the extent disclosed to the Borrower Representative and the Administrative Agent prior to the date hereof. The Borrower Representative hereby consents to the Administrative Agent’s use of the signature page attached hereto as Exhibit C in connection with the assignments to Eligible Assignees previously disclosed to the Borrower Representative in accordance with the immediately preceding sentence and the Administrative Agent may affix such signature page to each Assignment Agreement that relates to such assignments.

(b)            The Administrative Agent consents to the assignment of 2018 Refinancing Term Loans or 2018 Incremental Term Loans pursuant to and in connection with the terms of this Second Amendment to the extent such consent would be required under Section 10.06 of the Credit Agreement for an assignment of 2018 Refinancing Term Loans or 2018 Incremental Term Loans, as applicable, to an Eligible Assignee and to use the signature page attached hereto as Exhibit D in connection with such assignments and that such signature page may be affixed to each applicable Assignment Agreement.

SECTION 7.          Limited Amendment. Each Credit Party party hereto hereby agrees that with respect to each Credit Document to which it is a party, after giving effect to this Second Amendment, this Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

SECTION 8.          Reaffirmation.

(a)            To induce the parties hereto to enter into this Second Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. Each Borrower acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

(b)            In furtherance of the foregoing Section 8(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Second Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Second Amendment and the Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including, without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.

(c)           In furtherance of the foregoing Section 8(a), each of the Credit Parties that is party to any Collateral Document, in its capacity as a Grantor (as defined in such Collateral Document) under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Second Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Pledge and Security Agreement and each other Credit Document (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Second Amendment), subject to the terms contained in the applicable Credit Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)          Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 9.          Reference to and Effect on the Credit Agreement and the other Credit Documents.

(a)           On and after the 2018 Refinancing Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by Section 2 of this Second Amendment; (ii) each 2018 Refinancing Term Commitment shall constitute a “Term Commitment” and a “Refinancing Term Commitment” as defined in the Credit Agreement; (iii) each 2018 Refinancing Term Loan shall constitute a “Loan”, an “Initial Term Loan” (other than for purposes of Section 2.01(a)(i) and Section 5.19(a) of the Credit Agreement), a “Term Loan” and a “Refinancing Term Loan” in the Credit Agreement; (iv) each 2018 Refinancing Term Lender shall constitute a “Lender”, an “Initial Term Lender”, an “Additional Refinancing Lender” and a “Term Lender” as defined in the Credit Agreement and (v) this Second Amendment shall constitute a “Refinancing Amendment”.

(b)           On and after the 2018 Incremental Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by Section 3 of this Second Amendment; (ii) each 2018 Incremental Term Loan shall constitute a “Loan”, an “Incremental Term Loan”, an “Initial Term Loan” (other than for purposes of Section 2.01(a)(i) and Section 5.19 of the Credit Agreement) and a “Term Loan” as defined in the Credit Agreement; (iii) each 2018 Incremental Term Loan Lender shall constitute a “Lender” and “Term Lender” as defined in the Credit Agreement, (iv) each 2018 Incremental Term Loan Commitment shall constitute a “Term Commitment” and an “Incremental Term Commitment” as defined in the Credit Agreement and (v) this Second Amendment shall constitute an “Incremental Amendment”.

(c)            The Credit Agreement and each of the other Credit Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties, as amended by this Second Amendment.

(d)           The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

(e)            On and after the effectiveness of this Second Amendment, this Second Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 10.        Miscellaneous Provisions.

(a)            Ratification. This Second Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)           Governing Law; Submission to Jurisdiction, Etc. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)            Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)           Counterparts; Headings. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Second Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.

(e)            Costs and Expenses. The Borrowers hereby agree to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Second Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.

PIPELINE CYNERGY HOLDINGS, LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PRIORITY HOLDINGS, LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PRIORITY PAYMENT SYSTEMS LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

[Signature Page to Priority Payment – Second Amendment to Credit Agreement]

FINCOR SYSTEM LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PIPELINE CYNERGY INC., as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

CYNERGY HOLDINGS, LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

CYNERGY DATA, LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	President & CEO

[Signature Page to Priority Payment – Second Amendment to Credit Agreement]

SUNTRUST BANK, as the Administrative Agent, Collateral Agent, a Lender and Designated 2018 Fronting Lender

By:	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Director

[Signature Page to Priority Payment – Second Amendment to Credit Agreement]

AB PRIVATE CREDIT INVESTORS MIDDLE MARKET DIRECT LENDING FUND, L.P., as a New 2018 Refinancing Term Lender

By: AB Private Credit Investors Middle Market Direct Lending Fund G.P. L.P., its General Partner

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Vice President

ADDINGTON SQUARE PRIVATE CREDIT FUND, L.P., as a New 2018 Refinancing Term Lender By: Addington Square Private Credit Fund, G.P., its General Partner

By:	/s/ Jeremy Erlich
Name: Jeremy Erlich
Title: Director

AXA EQUITABLE LIFE INSURANCE COMPANY, as a New 2018 Refinancing Term Lender

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Investment Officer

[Signature Page to Priority Payment – Second Amendment to Credit Agreement]

CITIZENS BANK, N.A., as a New 2018 Refinancing Term Lender

By:	/s/ Imran Bora
Name: Imran Bora
Title: Director

[Signature Page to Priority Payment – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Cutwater 2014-I, Ltd. as a Lender

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

[For institutions requiring a second signature line:

By:
Name:
Title:]

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Cutwater 2014-II, Ltd. as a Lender

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

[For institutions requiring a second signature line:

By:
Name:
Title:]

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Cutwater 2015-I, Ltd. as a Lender

By:	/s/ Joe Nelson
Name: Joe Nelson
Title: Authorized Signatory

[For institutions requiring a second signature line:

By:
Name:
Title:]

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

DBDB Funding LLC, as a Lender

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

FDF I Limited , as a Lender
By: FDF I CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

FDF II Limited , as a Lender
By: FDF II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Fortress Credit BSL II Limited , as a Lender
BY: FC BSL II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Fortress Credit BSL III Limited , as a Lender
By: FC BSL III CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Fortress Credit Opportunities III CLO LP , as a Lender
BY: FCO III CLO GP LLC, it’s General Partner

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Fortress Credit Opportunities V CLO Limited , as a Lender
BY: FCO V CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Fortress Credit Opportunities VII CLO Limited , as a Lender
By: FCO VII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Hildene CLO I Ltd , as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Hildene CLO II Ltd , as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Hildene CLO III Ltd , as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

HILDENE CLO IV, Ltd , as a Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

KCAP F3C SENIOR FUNDING, LLC, as a Lender

By:	/s/ Daniel P. Gilligan
Name: Daniel P. Gilligan
Title: Authorized Signatory KCAP Financial, Inc.

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XIII CLO, Limited , as a Lender
BY: its Investment Advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XIV CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XIX CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XV CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XVI CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Venture XVII CLO, Limited , as a Lender
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Venture XVIII CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VEnture XX CLO, Limited , as a Lender
By:	its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

VENTURE XXI CLO, Limited , as a Lender
By: its investment advisor
MJX Asset Management LLC

By:	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For institutions requiring a second signature line:
By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

TRALEE CLO III, LTD. , as a Lender
By: Par-Four Investment Management, LLC
As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

AG Diversified Income Master Fund, L.P. , as a Lender
BY: Angelo, Gordon & Co., L.P., as Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

AG Diversified Income Master Plus, L.P. , as a Lender
By: AG Diversified Income Plus GP, LLC, its General Partner
By: Angelo, Gordon & Co., L.P., its Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

AG Global Debt Strategy Partners, L.P. , as a Lender
BY: Angelo, Gordon & Co., L.P., its Fund Advisor

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

James River Insurance Company , as a Lender
BY: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

JRG Reinsurance Company, Ltd. , as a Lender
BY: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

 [Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Kaiser Foundation Health Plan, Inc., as named fiduciary of the Kaiser Permanente Group Trust , as a Lender
By: Angelo, Gordon & Co., L.P.,
As Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Kaiser Foundation Hospitals , as a Lender
By: Angelo, Gordon & Co., L.P., as Investment Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

 [Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

NORTHWOODS CAPITAL XI, LIMITED , as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

NORTHWOODS CAPITAL XII, LIMITED , as a Lender
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

 [Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Northwoods Capital XIV, Limited , as a Lender
BY: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

 [Signature Page to Priority Payments – Second Amendment to Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, AMONG OTHERS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS, LLC, AS HOLDINGS, THE OTHER CREDIT PARTIES PARTY THERETO, THE LENDERS PARTY THERETO, EACH 2018 CONVERTING LENDER PARTY THERETO, EACH 2018 REFINANCING TERM LENDER PARTY THERETO, EACH 2018 INCREMENTAL TERM LOAN LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT COLLATERAL AGENT, A LENDER AND DESIGNATED 2018 FRONTING LENDER

Northwoods Capital XV, Limited , as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

For institutions requiring a second signature line:

By:
Name:
Title:

[Signature Page to Priority Payments – Second Amendment to Credit Agreement].